UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  April 27, 2010

INDEPENDENT BANK CORPORATION

(Exact Name of Registrant as Specified in Charter)

Michigan

	0-7818	38-2032782
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

230 W. Main Street P.O. Box 491 Ionia, Michigan		48846
(Address of principal executive office)		(Zip Code)

Registrant's telephone number, including area code: (616) 527-5820

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 5.        Corporate Governance and Management

             Item 5.07.       Submission of Matters to a Vote of Security Holders

On April 27, 2010, the Company held its 2010 Annual Meeting of Shareholders.  The matters listed below were submitted to a vote of the shareholders through the solicitation of proxies; the proposals are described in detail in the Company’s Proxy Statement dated March 29, 2010.  The voting results are as follows:

Proposal 1 – Election of Directors

            The following individuals were elected to serve as directors of the Company to hold office until the 2013 Annual Meeting of Shareholders, under the terms of the Company's Bylaws:

Nominee	For	Withheld	Non-Votes
Donna J. Banks, Ph.D.	9,608,560	852,306
Jeffrey A. Bratsburg	9,550,981	909,884
Charles C. VanLoan	8,361,464	2,099,401

Proposal 2 – Ratification of the Appointment of Crowe Horwath LLP as the Company's Independent Registered Public Accounting firm for fiscal 2010.

            The shareholders ratified the appointment of Crowe Horwath LLP to serve as the Company's independent registered public accounting firm for fiscal 2010.

For	Against	Abstain
18,151,935	429,577	420,126

Proposal 3 – Proposed Amendment to the Company's Articles of Incorporation to Effect a One (1) for Ten (10) Reverse Split of the Company's Common Stock.

            The shareholders approved the proposed amendment to the Company's Articles of Incorporation to effect a one (1) to ten (10) reverse stock split.

For	Against	Abstain
15,934,758	2,638,108	428,758

Proposal 4 – Proposed Advisory (Non-Binding) Vote on Executive Compensation.

            The shareholders approved the proposed resolution approving of the compensation of the Company's executives.

For	Against	Abstain
15,995,905	2,508,610	497,112

Proposal 5 – Proposal to Adjourn, Postpone or Continue the Annual Meeting of Shareholders.

            The shareholders approved the proposal to adjourn, postpone or continue the Annual Meeting of Shareholders.

For	Against	Abstain
15,966,519	2,486,491	548,613

Additional Information

            The Company has filed a registration statement on Form S-4, File No. 333-164546 (including a prospectus and related exchange offer materials) with the Securities and Exchange Commission (SEC) in connection with an offer to issue its common stock in exchange for certain of its outstanding trust preferred securities. The registration statement was declared effective on April 16, 2010.  The complete terms and conditions of the exchange offer are set forth in the prospectus and letter of transmittal being sent to holders of the trust preferred securities.  Holders are urged to read the exchange offer documents carefully. This report is neither an offer to purchase nor a solicitation of an offer to sell or exchange any such securities. The Company is making the exchange offer only by, and pursuant to the terms of, the prospectus and the related letter of transmittal. The exchange offer is not being made in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. None of the Company or its affiliates, the trustees of the various trusts, the dealer manager, the exchange agent, the information agent, or financial advisors is making any recommendation as to whether or not holders should tender their trust preferred securities in the exchange offer.

            Copies of the prospectus and letter of transmittal may also be obtained from D.F. King & Co., Inc., the information agent and exchange agent for the exchange offer, at (800) 431-9643 or, for bankers and brokers, at (212) 269-5550 (Collect).  Before you decide whether to participate in the exchange offer, you should read the prospectus in the registration statement and other documents the Company has filed with the SEC for more complete information about the Company and the exchange offer. You may obtain these documents for free at the SEC's website, www.sec.gov. You may also obtain these documents on the Company's website at www.IndependentBank.com under the "Investor Relations" tab.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 30, 2010	INDEPENDENT BANK CORPORATION
(Registrant)

	By:	/s/ Robert N. Shuster
Robert N. Shuster
Executive VP and CFO